SUPPLEMENT TO

Calvert Short Duration Income Fund

Statement of Additional Information dated January 31, 2002

Date of Supplement: February 26, 2002

The Fund now offers Class I shares. Please note on page 18 of the Statement of Additional Information that the annual administrative service fee on Class I shares is 0.10% of that Class' average daily net assets. Further note, the Distribution Plan applies only to Class A.